EXHIBIT 2(b)

ALARIS Medical, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the schedules and exhibits to the Agreement and Plan of Merger dated June 24, 1998 by and among ALARIS Medical, Inc., ALARIS Medical Systems, Inc., Dr. Herbert and Mrs. Shirley Semler, Instromedix, Inc. and the shareholders of Instromedix, Inc. filed as Exhibit 2(a) to ALARIS Medical, Inc.'s Form 8-K dated July 30, 1998.

                                          ALARIS MEDICAL, INC.



Date:    July 29, 1998                    By:  /s/William J. Mercer
                                               William J. Mercer
                                               President and CEO



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